Related-Party Transactions	12 Months Ended
Dec. 31, 2011
Related-Party Transactions [Abstract]
Related-Party Transactions

(18) Related-party transactions

(a) Sponsors

Prior to the closing of the Company's initial public offering on August 1, 2011, the Company was charged an annual management fee by the Sponsors of $1.0 million per Sponsor, payable in quarterly installments. In connection with the completion of the initial public offering in August 2011, the Company incurred an expense of approximately $14.7 million related to the termination of the Sponsor management agreement. Including this termination fee, the Company recognized $16.4 million, $3.0 million, and $3.0 million of expense during fiscal years 2011, 2010, and 2009, respectively, related to Sponsor management fees, which is included in general and administrative expenses, net in the consolidated statements of operations. At December 25, 2010, the Company had $500 thousand of prepaid management fees to the Sponsors, which were recorded in prepaid expenses and other current assets in the consolidated balance sheets.

At December 31, 2011 and December 25, 2010, certain affiliates of the Sponsors held $64.8 million and $70.6 million, respectively, of term loans, net of original issue discount, issued under the Company's senior credit facility. The terms of these loans are identical to all other term loans issued to lenders in the senior credit facility.

Our Sponsors have a controlling interest in our Company as well as several other entities. The existence of such common ownership and management control could result in differences within our operating results or financial position than if the entities were autonomous. The Company made payments to entities under common control totaling approximately $979 thousand, $769 thousand, and $664 thousand during the fiscal years 2011, 2010, and 2009, respectively, primarily for the purchase of training services and leasing of restaurant space. At December 31, 2011 and December 25, 2010, the company owed these entities $127 thousand and $48 thousand, respectively, which was recorded in accounts payable and other current liabilities in the consolidated balance sheets.

We have entered into an investor agreement with the Sponsors and also entered into a registration rights and coordination agreement with certain shareholders, including the Sponsors. Pursuant to these agreements, subject to certain exceptions and conditions, our Sponsors may require us to register their shares of common stock under the Securities Act of 1933, and they will have the right to participate in certain future registrations of securities by us.

(b) Joint ventures

The Company received royalties from its joint ventures as follows (in thousands):

	Fiscal year ended
	December 31, 2011	December 25, 2010	December 26, 2009

BR Japan	$2,473	2,110	1,786
BR Korea	3,371	2,990	2,637

	$5,844	5,100	4,423

At December 31, 2011 and December 25, 2010, the Company had $1.0 million of royalties receivable from its joint ventures which were recorded in accounts receivable, net of allowance for doubtful accounts, in the consolidated balance sheets.

The Company made net payments to its joint ventures totaling approximately $2.8 million, $1.5 million, and $409 thousand, in fiscal years 2011, 2010, and 2009, respectively, primarily for the purchase of ice cream products and incentive payments.

(c) Board of Directors

Certain family members of one of our directors hold an ownership interest in an entity that owns and operates Dunkin' Donuts restaurants and holds the right to develop additional restaurants under store development agreements. During fiscal year 2011, the Company received $713 thousand in royalty, rental, and other payments from this entity. No amounts were received during fiscal years 2010 or 2009.